Exhibit 10.23

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

A.M. CASTLE & CO.

AND

THE INVESTORS PARTY HERETO

DATED AS OF [   ], 2020

i

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [   ], 2020, by and among A.M. Castle & Co., a Maryland corporation (the “Company”), and each of the parties identified on the signature pages hereto (collectively, the “Investors”, and each an “Investor”).

RECITALS

A.          The Company previously issued Common Stock (as defined below) and Old Notes (as defined below) to certain Investors pursuant to its reorganization plan and in connection therewith entered into a Registration Rights Agreement dated August 31, 2017 (the “2017 Registration Rights Agreement”).

B.          The Company intends to exchange (the “Exchange Offer”) its Old Notes for shares of Common Stock and Notes (as defined below).

C.          The Company and the Investors wish to amend and restate the 2017 Registration Rights Agreement in its entirety.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

AGREEMENT

1.          DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

“2017 Registration Rights Agreement” has the meaning ascribed to it in the recitals.

“Additional Effective Date” means the date the Additional Registration Statement is declared effective by the SEC or otherwise becomes effective.

“Additional Effectiveness Deadline” means the date which is the earlier of (x) ninety calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline and (y) the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Additional Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Additional Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Additional Filing Date” means the date on which the Additional Registration Statement is filed with the SEC.

“Additional Filing Deadline” means 30 days after the date that the Company receives an Additional Registrable Securities Notice.

“Additional Filing Determination Date” has the meaning ascribed to such term in Section 2(b).

“Additional Registrable Securities” means, as of any time, (i) any shares of Common Stock beneficially owned by Investors (including as a result of the beneficial ownership of Notes or other derivative securities) whose resale is not then covered by any Registration Statement that has been filed pursuant to this Agreement and is either effective or is in the process of being cleared by the SEC; (ii) any shares of capital stock of the Company issued or issuable with respect to the Notes or the Common Stock, as applicable, as a result of any stock dividend, stock split, combination, reorganization and similar event or otherwise, without regard to any limitations on conversion, amortization and/or redemption of the Notes; and (iii) for the avoidance of doubt, any shares of capital stock of the Company that would become issuable by conversion of the Notes to any Investor upon the consummation of the amendment to the Company’s articles of amendment and restatement and any other similar organizational documents as contemplated by Section 14.05(b) of the Indenture.

“Additional Registrable Securities Notice” has the meaning ascribed to such term in Section 2(b).

“Additional Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale of any Additional Registrable Securities.

“Additional Required Registration Amount” means Additional Registrable Securities representing, on an As-Converted Basis, at least 1.0% of the outstanding shares of Common Stock.

“Aggregate Basis” means, with respect to any calculation and any Investor, such calculation, taking together the securities owned by such Investor and its affiliates and funds managed by and under common management with such Investor.  For the purposes of this definition, each of the Company, its officers and directors and its subsidiaries shall not be deemed to be an affiliate of any Investor solely as a result of its, his or her status as the Company, an officer, a director or a subsidiary.

“Alternative Transaction” has the meaning ascribed to such term in Section 2(f).

“As-Converted Basis” means, with respect to any calculation, such calculation, giving effect to (i) the conversion of all Notes owned by the Investors at the Conversion Rate then in effect and (ii) the exercise of all other derivative securities owned by the Investors with respect to the Common Stock in accordance with the terms thereof (to the extent then exercisable).

“Business Day” means any day other than Saturday, Sunday or any other day on which either commercial banks in the City of New York are authorized or required by Law to remain closed or the New York Stock Exchange LLC is not open for a full business day.

“Claims” has the meaning ascribed to such term in Section 6(a).

“Common Stock” means the common stock of the Company, par value $0.01 per share and any shares of any class or series of capital stock of the Company resulting from any reclassification or reclassifications thereof, or, in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted hereunder in which the Company is not the surviving corporation, the common stock, common equity interests, ordinary shares or depositary shares or other certificates representing common equity interests of such surviving corporation or its direct or indirect parent corporation, and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class or series, the shares of each such class or series then so issuable on conversion of Notes shall be substantially in the proportion which the total number of shares of such class or series resulting from all such reclassifications bears to the total number of shares of all such classes and series resulting from all such reclassifications.

“Company” has the meaning ascribed to such term in the preamble.

“Conversion Rate” has the meaning ascribed to such term in the Indenture.

“Conversion Shares” means: (i) the shares of Common Stock issuable pursuant to the terms of the Notes, including, without limitation, upon conversion or otherwise; and (ii) for the avoidance of doubt, any shares of capital stock of the Company that would become issuable by conversion of the Notes to any Investor upon the consummation of the amendment to the Company’s articles of amendment and restatement and any other similar organizational documents as contemplated by Section 14.05(b) of the Indenture.

“Effective Date” means either the Initial Effective Date or the Additional Effective Date, as applicable.

“Effectiveness Deadline” means either the Initial Effectiveness Deadline or the Additional Effectiveness Deadline, as applicable.

“Eligible Market” means The New York Stock Exchange, The NYSE MKT LLC, The NASDAQ Capital Market, The NASDAQ Global Select Market, or The NASDAQ Global Market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Exchange Offer” has the meaning ascribed to it in the recitals.

“Governmental Authority” means the government of any nation, state, city, locality or other political subdivision thereof, any entity or self-regulatory organization exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

“Indemnified Damages” has the meaning ascribed to such term in Section 6(a).

“Indemnified Party” has the meaning ascribed to such term in Section 6(b).

“Indemnified Person” has the meaning ascribed to such term in Section 6(a).

“Indenture” means the indenture for the Notes, dated as of [   ], 2020, among the Company, the guarantors party thereto and Wilmington Savings Fund Society, FSB, as trustee and collateral agent.

“Initial Effective Date” means the date that the Initial Registration Statement is declared effective by the SEC or otherwise becomes effective.

“Initial Effectiveness Deadline” means the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Initial Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Initial Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Initial Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Initial Filing Deadline” means the date which is the later of (i) 90 days after the closing date of the Exchange Offer and (ii) the date specified in a written notice to the Company by the Required Holders.

“Initial Filing Determination Date” has the meaning ascribed to such term in Section 2(a).

“Initial Registrable Securities” means: (i) the shares of Common Stock beneficially owned by the Investors at the Initial Filing Determination Date (including shares of Common Stock issued pursuant to the Exchange Offer and shares of Common Stock acquired after the closing date of the Exchange Offer, including as a result of the beneficial ownership of derivative securities other than the Notes); (ii) the Conversion Shares issued or issuable pursuant to the terms of the Notes beneficially owned by the Investors at the Initial Filing Determination Date (including Notes issued pursuant to the Exchange Offer and Notes acquired after the closing date of the Exchange Offer); (iii) any shares of capital stock of the Company issued or issuable with respect to the Notes or the Common Stock described in clauses (i) and (ii), as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case without regard to any limitations on conversion, amortization and/or redemption of the Notes; and (iv) for the avoidance of doubt, any shares of capital stock of the Company that would become issuable by conversion of the Notes to any Investor upon the consummation of the amendment to the Company’s articles of amendment and restatement and any other similar organizational documents as contemplated by Section 14.05(b) of the Indenture.

“Initial Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale of the Initial Registrable Securities.

“Initial Required Registration Amount” means (i) the shares of Common Stock held by the Investors on the closing date of the Exchange Offer plus (ii) the shares of Common Stock issued to the Investors pursuant to the Exchange Offer plus (iii) 125% of the number of Conversion Shares issuable pursuant to the Notes (without regard to any payments made in respect of any premium, make-whole premium or fundamental change) as of the Business Day immediately preceding the applicable date of determination and all subject to adjustment as provided in Section 2(e), without regard to any limitations on conversion, amortization and/or redemption of the Notes.  The Initial Required Registration Amount shall also include an indeterminate number of Conversion Shares to be issued as a result of adjustments to the Conversion Rate pursuant to the Indenture.

“Inspectors” has the meaning ascribed to such term in Section 3(h).

“Law” means any United States federal, state or local or foreign law, rule, regulation, statute, Order or other legally enforceable requirement (including common law) issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Legal Counsel” has the meaning ascribed to such term in Section 2(c).

 “Maximum Offering Size” has the meaning ascribed to such term in Section 2(f).

 “New Registration Rights Agreement” means a new registration rights agreement, providing the Investors with registration rights that are customary for investors in a company that is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act (including initial public offering demand registration rights at the request of the Investors, unlimited demand registration rights, shelf registration rights and piggyback registration rights), as shall be reasonably agreed among the Company and the Investors holding Registrable Securities at the time such registration rights agreement is entered into.

 “Notes” means the Company’s 3.00%/5.00% Convertible Senior PIK Toggle Notes due 2024.

“Old Notes” means the Company’s 5.00%/7.00% Convertible Senior PIK Toggle Notes due 2022.

 “Order” means any judgment, decision, writ, order, injunction, award, decree or other determination of or by any Governmental Authority.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an estate, an unincorporated organization or other entity and a government or any department or agency thereof.

 “Records” has the meaning ascribed to such term in Section 3(h).

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities; provided, that any Registrable Securities beneficially owned by an Investor shall cease to be Registrable Securities to the extent such securities may be sold pursuant to Rule 144 (or any similar provisions in force) without regard to volume or manner of sale limitations and constitute less than 2.5% of the outstanding Common Stock on an As-Converted Basis and on an Aggregate Basis.

“Registration Actions” has the meaning ascribed to such term in Section 2(g).

“Registration Period” has the meaning ascribed to such term in Section 3(a).

“Registration Statement” means either the Initial Registration Statement or the Additional Registration Statement, as applicable.

“Requested Shelf Registered Securities” has the meaning ascribed to such term in Section 2(f).

“Required Holders” means the holders of at least a majority of the Registrable Securities (calculated on an As-Converted Basis).

“Rule 144” has the meaning ascribed to such term in Section 8.

“Rule 415” means Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a delayed or continuous basis.

“SEC” means the United States Securities and Exchange Commission.

“SEC Guidance” means (i) any publicly available written or oral interpretations, questions and answers, guidance and forms of the SEC, (ii) any oral or written comments, requirements or requests of the SEC or its staff, (iii) the Securities Act and the Exchange Act and (iv) any other rules, bulletins, releases, manuals and regulations of the SEC.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Shelf Registered Securities” means any Registrable Securities whose resale is covered by an effective Registration Statement filed pursuant to this Agreement.

“Suspension Notice” has the meaning ascribed to such term in Section 2(g).

“Suspension Period” has the meaning ascribed to such term in Section 2(g).

“Underwritten Offering” has the meaning ascribed to such term in Section 2(f).

“Underwritten Offering Notice” has the meaning ascribed to such term in Section 2(f).

“Underwritten Offering Request” has the meaning ascribed to such term in Section 2(f).

“Underwritten Offering Requesting Holder” has the meaning ascribed to such term in Section 2(f).

“Violations” has the meaning ascribed to such term in Section 6(a).

2.          REGISTRATION.

(a)          Initial Mandatory Registration.  The Company shall prepare, and, as soon as reasonably practicable but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial Registrable Securities.  In the event that Form S-3 is unavailable for such a registration in accordance with SEC Guidance, the Company shall use such other appropriate form as is available for such a registration in accordance with SEC Guidance, subject to the provisions of Section 2(d).  The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the Business Day prior to the date the Initial Registration Statement is initially filed with the SEC (the “Initial Filing Determination Date”), subject to adjustment as provided in Section 2(e).  Not later than five Business Days prior to the anticipated Initial Filing Determination Date, the Company shall provide written notice to the Investors of such anticipated Initial Filing Determination Date.  Each Investor shall notify the Company of the number of Initial Registrable Securities to be included by it in such Initial Registration Statement (and shall provide such other information as is required by Section 4(a)) not later than the third Business Day after receipt of such notice from the Company.  The Company shall use its commercially reasonable efforts to cause the Initial Registration Statement to become effective as soon as reasonably practicable, but in no event later than the Initial Effectiveness Deadline.  By the end of the Business Day following the Initial Effective Date, the Company shall file with the SEC, in accordance with SEC Guidance, a final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.

(b)          Additional Registrations.  From time to time, the Investors may, by written notice to the Company, request that an amount of Additional Registrable Securities be registered on an Additional Registration Statement (each such notice, an “Additional Registrable Securities Notice”).  If the Company shall have received Additional Registrable Securities Notices with respect to an amount of Additional Registrable Securities exceeding the Additional Required Registration Amount, the Company shall prepare, and, as soon as reasonably practicable but in no event later than each Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities subject to such Additional Registrable Securities Notices.  In the event that Form S-3 is unavailable for such a registration in accordance with SEC Guidance, the Company shall use such other appropriate form as is available for such a registration in accordance with SEC Guidance, subject to the provisions of Section 2(d).  Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of Common Stock equal to the Additional Required Registration Amount determined as of the Business Day prior to the date such Additional Registration Statement is initially filed with the SEC (in each instance, an “Additional Filing Determination Date”), subject to adjustment as provided in Section 2(e).  Not later than five Business Days prior to each anticipated Additional Filing Determination Date, the Company shall provide written notice to the Investors of such anticipated Additional Filing Determination Date.  Each Investor shall notify the Company of the number of Additional Registrable Securities to be included by it in such Initial Registration Statement (and shall provide such other information as is required by Section 4(a)) not later than the third Business Day after receipt of such notice from the Company.  The Company shall use its commercially reasonable efforts to cause each Additional Registration Statement to become effective as soon as reasonably practicable, but in no event later than the Additional Effectiveness Deadline.  By the end of the Business Day following the Additional Effective Date, the Company shall file with the SEC in accordance with SEC Guidance a final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.  The Company shall not be required to file an Additional Registration Statement unless the total number of Additional Registrable Securities subject to Additional Registrable Securities Notices is greater than the Additional Required Registration Amount.  The requirements of this Section 2(b) may be satisfied by means of a post-effective amendment to an already effective Registration Statement in lieu of a new Registration Statement.

(c)          Legal Counsel.  Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Paul, Weiss, Rifkind, Wharton & Garrison LLP or such other counsel as thereafter designated by the Required Holders.  The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

(d)          Ineligibility for Form S-3.  In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder in accordance with SEC Guidance, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form in accordance with SEC Guidance and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available for secondary sales in accordance with SEC Guidance, provided that the Company shall use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has become effective.

(e)          Termination of Exchange Act Registration.  Notwithstanding anything to the contrary in this Section 2, if the Company expects that it will no longer be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, subject to the condition precedent that the Company shall have entered into a New Registration Rights Agreement with the Investors holding Registrable Securities at such time, at the time it is no longer subject to such reporting requirements, the Company shall no longer be required to comply with Section 8 or to file or maintain the effectiveness of any Registration Statements filed under this Agreement or perform any Registration Actions (as defined below) and may withdraw any such Registration Statements in accordance with SEC Guidance.  The New Registration Rights Agreement shall provide that it supersedes this Agreement in its entirety.

(f)          Conduct of Underwritten Offerings and Alternative Transactions.

(i)          Upon written request by an Investor holding Shelf Registered Securities (the “Underwritten Offering Requesting Holder”), which request (the “Underwritten Offering Request”) shall specify the class or series and amount of such Underwritten Offering Requesting Holder’s Shelf Registered Securities to be sold (the “Requested Shelf Registered Securities”), the Company shall perform its obligations hereunder with respect to the sale of such Requested Shelf Registered Securities in the form of a firm commitment underwritten public offering (unless otherwise consented to by the Underwritten Offering Requesting Holder) (an “Underwritten Offering”) if the aggregate proceeds reasonably anticipated to be generated, net of underwriting discounts and commissions, from the sale of the Requested Shelf Registered Securities equals or exceeds $10.0 million (as determined by the Company in good faith, as of the date the Company receives the Underwritten Offering Request), unless such Underwritten Offering shall include all of the Registrable Securities then owned by the Underwritten Offering Requesting Holder(s).  Within five Business Days of receipt of an Underwritten Offering Request, the Company shall provide notice (the “Underwritten Offering Notice”) of such proposed Underwritten Offering (which notice shall state the material terms of such proposed Underwritten Offering, to the extent known, as well as the identity of the Underwritten Offering Requesting Holder) to the other Investors holding Shelf Registered Securities.  Such other Investors may, by written request to the Company and the Underwritten Offering Requesting Holders, within one Business Day after receipt of such Underwritten Offering Notice, offer and sell up to all of their Shelf Registered Securities of the same class or series as the Requested Shelf Registered Securities in such proposed Underwritten Offering.  No Investor shall be entitled to include any of its Registrable Securities in an Underwritten Offering unless such Investor has complied with clause (iv), below.  The lead managing underwriter or underwriters selected for such Underwritten Offering shall be an investment bank of national reputation selected by the Underwritten Offering Requesting Holder(s) and shall be reasonably acceptable to the Company.  The terms and conditions of any customary underwriting or purchase arrangements pursuant to which Registrable Securities shall be sold in an Underwritten Offering shall be approved by the Underwritten Offering Requesting Holder(s) and shall be reasonably acceptable to the Company.

(ii)          In an Underwritten Offering, if the lead managing underwriter advises the Company and the Underwritten Offering Requesting Holder that, in its view, the number of Registrable Securities requested to be included in such Underwritten Offering (including any securities that the Company proposes to be included that are not Registrable Securities) exceeds the number of Registrable Securities that may be sold without having a material and adverse effect on such Underwritten Offering (the “Maximum Offering Size”), the Company shall include in such Underwritten Offering the following securities, in the priority listed below, up to the Maximum Offering Size:

(A)          first, Shelf Registered Securities that are requested to be included in such Underwritten Offering by the Underwritten Offering Requesting Holder(s);

(B)          second, Shelf Registered Securities that are requested to be included in such Underwritten Offering by Investors other than the Underwritten Offering Requesting Holder(s); and

(C)          third, all securities that are registered on the applicable Registration Statement and are requested to be included in such Underwritten Offering by the Company (including securities to be included pursuant to other applicable registration rights agreements or provisions).

(iii)          The Company shall use its commercially reasonable efforts to cooperate in a timely manner with any request of the Investors holding Shelf Registered Securities in respect of any block trade, hedging transaction, derivatives transaction, short sale, stock loan or pledge or other transaction that is registered under a Registration Statement that is not a firm commitment Underwritten Offering (each, an “Alternative Transaction”), including entering into customary agreements with respect to such Alternative Transactions (and providing customary representations, warranties, covenants and indemnities in such agreements) as well as providing other reasonable assistance in respect of such Alternative Transactions of the type applicable to a transaction registered on a Registration Statement, subject to Section 3, to the extent customary for such transactions.

(iv)          Notwithstanding anything herein to the contrary, no Investor may participate in any Underwritten Offering hereunder unless such Investor accurately completes and executes in a timely manner all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements (as approved in accordance with the terms of this Agreement), and other documents reasonably requested under the terms of such underwriting arrangements; provided, that all Persons participating in such Underwritten Offering shall be required to complete and execute, on the same terms and conditions, such questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements, and other documents (if applicable).  The right of an Investor to register and sell Registrable Securities in an Underwritten Offering shall also be subject to any restrictions, limitations or prohibitions on the sale of Registrable Securities as may be required by the underwriters in the interests of the offering (and, without limiting the foregoing, each such Investor shall in connection therewith agree to be bound by (and if requested, execute and deliver) a lock-up agreement with the underwriter(s) of any such Underwritten Offering as provided in clause (v), below).

(v)          In connection with an Underwritten Offering:

(A)          Each Investor hereby agrees that, except for sales in such Underwritten Offering: (1) it will not effect any public sale or distribution (including sales pursuant to Rule 144 and through derivative transactions) of Common Stock during (x) the period from the date of the Underwritten Offering Notice until the end of the 90-day period beginning on the date of commencement of such Underwritten Offering (which period may be extended to the extent required by applicable Law or SEC Guidance) or (y) such shorter period as the underwriters participating in such Underwritten Offering may require; provided, that the duration of the restrictions described in this subclause (1) shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the chief executive officer and the chief financial officer of the Company (or persons in substantially equivalent positions) in connection with such Underwritten Offering; and (2) it will execute a lock-up agreement in favor of the underwriters in form and substance reasonably acceptable to the Company and the underwriters to such effect.

(B)          The Company agrees that (1) it shall not effect any public sale or distribution (including through derivative transactions) of Common Stock (except pursuant to registrations on Form S-8 or Form S-4 or any similar or successor form under the Securities Act) during (x) the period from the date of the Underwritten Offering Notice until the end of the 90-day period beginning on the date of commencement of such Underwritten Offering (which period may be extended to the extent required by applicable Law or SEC Guidance) or (y) such shorter period as the underwriters participating in such Underwritten Offering may require; and (2) to the extent requested by the underwriters participating in such Underwritten Offering, it shall agree to include provisions in the relevant underwriting or other similar agreement giving effect to the restrictions described in the preceding subclause (1), in form and substance reasonably acceptable to such underwriters and the Required Holders.

(C)          With respect to the 90-day periods described in clauses (A) and (B) above, unless the provisions of FINRA Rule 2241 do not apply to research reports issued by the managers or co-managers of the relevant offering of Registrable Securities, such lock-up restrictions shall continue to apply to the extent reasonably requested by the underwriters to facilitate compliance with such rule (but in no event shall such an extended period extend beyond the expiration of the 18th day following the end of the initial 90-day period), and any lock-up agreements contemplated by such paragraphs shall be subject to such extension.

(g)          Suspension.  Notwithstanding anything to the contrary contained in this Agreement, but subject to the limitations set forth in this Section 2(g), the Company shall be entitled to suspend its obligation to (i) file or submit (but not to prepare) any Registration Statement, (ii) file or submit any amendment to such a Registration Statement, (iii) file, submit or furnish any supplement or amendment to a prospectus included in such a Registration Statement, (iv) make any other filing with the SEC, (v) cause such a Registration Statement or other filing with the SEC to become or remain effective or (vi) take any similar actions or actions related thereto (including entering into agreements and actions related to the marketing of securities) (collectively, “Registration Actions”) upon (1) the issuance by the SEC of a stop order suspending the effectiveness of any such Registration Statement or the initiation of proceedings with respect to such a Registration Statement under Section 8(d) or 8(e) of the Securities Act, (2) the determination of the Company’s board of directors that any such Registration Action should not be taken because it would reasonably be expected to materially interfere with or require the public disclosure of any material corporate development or plan, including any material financing, securities offering, acquisition, disposition, corporate reorganization or merger or other transaction involving the Company or any of its subsidiaries or (3) the Company possessing material non-public information the disclosure of which its board of directors determines would reasonably be expected to not be in the best interests of the Company.  Upon the occurrence of any of the conditions described in clause (1), (2) or (3) above in connection with undertaking a Registration Action, the Company shall give prompt notice of such suspension (and whether such action is being taken pursuant to clause (1), (2) or (3) above) (a “Suspension Notice”) to the Investors.  Upon the termination of such condition, the Company shall give prompt notice thereof to the Investors and shall promptly proceed with all Registration Actions that were suspended pursuant to this Section 2(g).  The Company may only suspend Registration Actions pursuant to clause (2) or (3) above on three occasions during any period of 12 consecutive months for a reasonable time specified in the Suspension Notice but not exceeding an aggregate of 90 days (which period may not be extended or renewed) during such 12 consecutive month period (each such occasion, a “Suspension Period”).  Each Suspension Period shall be deemed to begin on the date the relevant Suspension Notice is given to the Investors and shall be deemed to end on the earlier to occur of (x) the date on which the Company gives the Investors a notice that the Suspension Period has terminated and (y) the date on which the number of days during which a Suspension Period has been in effect exceeds the 90-day limit.  Notwithstanding anything to the contrary in this Agreement, the Company shall not be in breach of, or have failed to comply with, any obligation under this Agreement where the Company acts or omits to take any action in order to comply with applicable Law, any SEC Guidance or any Order.  Each Investor shall keep confidential the fact that a Suspension Period is in effect unless otherwise notified by the Company, except (a) for disclosure to the Investors and any underwriters or counterparties in Alternative Transactions, and their employees, agents and professional advisers who reasonably need to know such information, (b) for disclosures to the extent required in order to comply with reporting obligations to its limited partners or other direct or indirect investors who are subject to confidentiality arrangements with such Investor, (c) if and to the extent such matters are publicly disclosed by the Company or any of its subsidiaries or any other Person that, to the actual knowledge of such Investor, was not subject to an obligation or duty of confidentiality to the Company or any of its subsidiaries, (d) as required by applicable Law (provided, that the Investor gives prior written notice to the Company of such requirement and the contents of the proposed disclosure to the extent it is permitted to do so under applicable Law), and (e) for disclosure to any other Investor who is subject to the foregoing confidentiality requirement.

3.          RELATED OBLIGATIONS.

At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2, the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)          The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as reasonably practicable after such filing (but in no event later than the Effectiveness Deadline).  The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date on which there are no longer any Registrable Securities and (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”).  Each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.  The term “commercially reasonable efforts” shall mean, among other things, that the Company shall submit to the SEC, within five Business Days after the later of the date that (i) the Company is advised by the SEC that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two Business Days after the submission of such request.  The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as reasonably practicable.

(b)          In accordance with SEC Guidance, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement.  The “Plan of Distribution” section of each Registration Statement shall permit all lawful means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, block trades, agented transactions, sales directly into the market, purchases or sales by brokers, derivative transactions, short sales, stock loan or stock pledge transactions and sales not involving a public offering.  In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q, Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)          The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least two Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or any such amendment or supplement thereto in a form to which Legal Counsel reasonably objects.  The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld.  The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.  The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

(d)          The Company shall upon request furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, 10 copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor; provided, that any such item which is available on the SEC’s EDGAR System (or successor thereto) need not be furnished in physical form.

(e)          The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” Laws of such jurisdictions in the United States as the Required Holders may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.  The Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” Laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)          The Company shall notify Legal Counsel and each Investor in writing (which may be by email) of the happening of any event, as promptly as reasonably practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(q), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and upon request deliver 10 copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request) provided, that any such item which is available on the SEC’s EDGAR System (or successor thereto) need not be furnished in physical form.  The Company shall also promptly notify Legal Counsel in writing (which may be by email) (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel by facsimile or email on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.  By the end of the Business Day following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(g)          The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as early as is reasonably practicable and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)          Subject to customary confidentiality arrangements in form and substance reasonably satisfactory to the Company, the Company shall make available for inspection (upon reasonable notice and during normal business hours) by any Investor and any underwriter or counterparty in an Alternative Transaction participating in any disposition pursuant to a Registration Statement and any attorney (including Legal Counsel), any accountant or any other professional retained by any such Investor, underwriter or counterparty (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”) as shall be reasonably necessary or desirable to enable them to exercise their due diligence responsibility and comply with SEC Guidance, and cause the officers and the employees of the Company to supply all information reasonably requested by any Inspectors in connection with such Registration Statement.  Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement or related prospectus, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such Records is necessary to comply with SEC Guidance, federal or state securities Laws or the rules of any securities exchange or trading market on which any Common Stock is listed or traded or is otherwise required by applicable Law, SEC Guidance or administrative or legal process, (iv) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public other than as a result of a violation of this paragraph (h) or any other agreement or duty of confidentiality, (v) the information in such Records is or becomes available to the public other than as a result of disclosure by any Inspector in violation of the confidentiality agreements or (vi) is or was independently developed by any Inspector without the benefit of the information in such Records.  Each Inspector agrees that, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, it shall, to the extent permitted by applicable Law, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.  Nothing in this paragraph (h) (or in any other confidentiality agreement between the Company and any Inspector) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable Law.

(i)          The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in such Registration Statement or related prospectus, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is necessary to comply with SEC Guidance, federal or state securities Laws or the rules of any securities exchange or trading market on which any Common Stock is listed or traded or is otherwise required by applicable Law, SEC Guidance or administrative or legal process, (iv) the information in such information was known to the Company on a non-confidential basis prior to its disclosure by the Investors or has been made generally available to the public other than as a result of a violation of this paragraph (i) or any other agreement or duty of confidentiality, (v) such information is or becomes available to the public other than as a result of disclosure by the Company in violation of the confidentiality agreements or (vi) is or was independently developed by the Company.  The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or other Governmental Authority of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(j)          The Company shall use its commercially reasonable efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange.  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

(k)          The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend if such shares are sold pursuant to a Registration Statement to a person who is not an affiliate of the Company) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(l)          If requested by an Investor, the Company shall as soon as reasonably practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the manner of such sale and distribution, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(m)          The Company shall use its commercially reasonable efforts to cause the offer and sale of the Registrable Securities covered by a Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary to consummate the disposition of such Registrable Securities as contemplated by the Registration Statement.

(n)          The Company shall make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of a Registration Statement.

(o)          The Company shall otherwise use its commercially reasonable efforts to comply with all SEC Guidance in connection with any Registration Statement.

(p)          Within two Business Days after the Effective Date of a Registration Statement which covers Registrable Securities, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has become effective.  The Company shall provide such confirmation to any underwriters or counterparties in Alternative Transactions covered by such Registration Statement.

(q)          In connection with any Underwritten Offering or Alternative Transaction:

(i)          The Company shall enter into any underwriting or other agreements that are reasonably necessary to complete transactions of such type, which agreements shall provide for representations, warranties, covenants and indemnities that are customary for transactions of such type;

(ii)          The Company shall furnish to each Investor and to each underwriter in an Underwritten Offering or counterparty in an Alternative Transaction, if any, a signed counterpart, addressed to such underwriter or counterparty, of (A) an opinion or opinions of counsel to the Company and (B) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, any Investor or the lead managing underwriter (or lead counterparty, as the case may be) therefor reasonably requests;

(iii)          Prior to filing or submitting to the SEC or any other Governmental Authority or distributing publicly any materials (including free writing prospectuses, prospectus supplements, materials to be incorporated by reference in the relevant Registration Statement and amendments or supplements to the relevant Registration Statement) related to such Underwritten Offering or Alternative Transaction, the Company shall afford counsel to any underwriter or counterparty in such Alternative Transaction a reasonable opportunity to review and comment on any such materials, and the Company shall use commercially reasonable efforts to address any such comments; and

(iv)          The Company shall take all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Underwritten Offering or Alternative Transaction, including, if required, (A) engaging a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with FINRA, (B) providing reasonable cooperation to any underwriters or counterparties in Alternative Transactions in their filings with FINRA, (C) causing its senior management, upon reasonable request and at reasonable times to prepare and make presentations at any “road shows” in connection with Underwritten Offerings and Alternative Transactions and otherwise cooperate as requested by the underwriters or counterparties in an Alternative Transaction in the offering, marketing or selling of the Registrable Securities, (D) including in such Registration Statement such additional information for marketing purposes as the managing underwriter or counterparty in an Alternative Transaction reasonably requests (which information may be provided by means of a prospectus supplement if permitted by SEC Guidance), (E) furnishing the underwriters or counterparties in Alternative Transactions such number of copies of such Registration Statement, each amendment and supplement thereto filed with the SEC (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424, Rule 430A, Rule 430B or Rule 430C under the Securities Act and such other documents as such underwriters or counterparties may reasonably request in order to facilitate the disposition of the Registrable Securities.

(r)          Neither the Company nor any subsidiary or affiliate thereof shall identify any Investor as an “underwriter” in any public disclosure or filing with the SEC or any Eligible Market without the prior written consent of such Investor (it being understood, that if the Company is required to name such Investor as an “underwriter” in such Registration Statement by the SEC (after a good faith discussion with the SEC to lift such requirement, including, without limitation, any reduction in the number of Registrable Securities of such Investor to be registered on such Registration Statement (to the extent necessary to lift such requirement)), such Investor shall have the option of electing to exclude all such Registrable Securities from such Registration Statement or to be named as an “underwriter” in such Registration Statement”).

(s)          Neither the Company nor any of its subsidiaries shall have entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to any Investor pursuant to this Agreement or otherwise conflicts with the provisions hereof.

4.          OBLIGATIONS OF THE INVESTORS.

(a)          At least five Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing (which may be by email) of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement.  It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)          Each Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing (which may be by email) of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)          Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

(d)          Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

5.          EXPENSES OF REGISTRATION.  All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company.  In connection with each registration pursuant to Section 2, the Company shall reimburse the Required Holders for the reasonable fees and disbursements of the Legal Counsel, which reimbursement amount shall not exceed $100,000 per registration without the prior approval of the Company.

6.          INDEMNIFICATION.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)          To the fullest extent permitted by Law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or other Governmental Authority, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” Laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the Effective Date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other Law, including, without limitation, any state securities Law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”).  Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim.  Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not apply to expenses or damages which arise out of an Indemnified Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(b)          In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(c)          Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding.  In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates.  The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim.  The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent.  No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party.  Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)          The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)          The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to the Law.

7.          CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by Law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by Law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.          REPORTS UNDER THE EXCHANGE ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a)          make and keep adequate current public information available, as those terms are understood and defined in Rule 144;

(b)          file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)          furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration; provided, that any such item which is available on the SEC’s EDGAR System (or successor thereto) need not be furnished in physical form.

9.          ASSIGNMENT OF REGISTRATION RIGHTS.

The rights and obligations under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights and obligations and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, (b) the securities with respect to which such registration rights and obligations hereunder are being transferred or assigned and (c) any other information which the Company requests in order to reflect such transferee as a selling stockholder in the Registration Statement; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities Laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

10.          AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11.          MISCELLANEOUS.

(a)          Entire Agreement.  This Agreement supersedes all other prior oral or written agreements between the Investors, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters.

(b)          Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns, including any transferees of Registrable Securities permitted under Section 9.  The Company shall not assign this Agreement or any rights or obligations hereunder, including by way of a fundamental change, without the prior written consent of the Required Holders.  No purchaser of any of the Common Stock or the Notes from an Investor shall be deemed a successor or assign by reason merely of such purchase; provided, however, that an Investor may assign some or all of its rights hereunder without the consent of the Company to any permitted assignee, in which event such assignee shall be deemed to be an Investor hereunder with respect to such assigned rights.  For the avoidance of doubt, and without limiting the rights of a permitted assignee hereunder, the assignment of this Agreement to a permitted assignee shall not relieve the Company of any obligations to an Investor for any fees, reimbursement of expenses, indemnification or any other payments hereunder.

(c)          No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except that each Indemnified Person shall have the right to enforce the obligations of the Company with respect to Section 6.

(d)          Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon transmission, when delivered by email or facsimile; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

A.M. Castle & Co.
1420 Kensington Road, Suite 220
Oak Brook, Illinois 60523
Attention: Jeremy T. Steele
E-Mail:  jsteele@amcastle.com

With a copy (which shall not constitute notice) to:

Eric Orsic, Esq.
McDermott, Will & Emery
444 West Lake Street, Suite 4000
Chicago, IL 60606-0029
Tel: (312) 984-7617
Fax: (312) 984-7700
Email:  eorsic@mwe.com

If to an Investor:

To the individual named on the Investor’s signature page
With a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas New York, NY 10019-6064
Attention: Andrew N. Rosenberg, Lawrence G. Wee, and Jacob A. Adlerstein
E-mail addresses: arosenberg@paulweiss.com lwee@paulweiss.com jadlerstein@paulweiss.com

Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

(e)          Specific Performance.  The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable Law, each party waives any objection to the imposition of such relief, this being in addition to any other remedy to which such party is entitled at law or in equity.

(f)          Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal Laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the Laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by Law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(g)          Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(h)          Extensions; Waivers.  Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein.  Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby.  No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.  Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

(i)          Severability.  If any provision of this Agreement is prohibited by Law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(j)          Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties.  Executed copies of the signature pages of this Agreement sent by facsimile or transmitted electronically in Portable Document Format shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

(k)          Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever an Investor exercises a right, election, demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then the Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(l)          No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)          Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(n)          Several and Not Joint.  Notwithstanding any other provision of this Agreement, the rights, duties, and obligations of each Investor hereunder are several and not joint, and no Investor shall be liable hereunder for the duties or obligations of any other Investor.  No Investor makes any representation or warranty hereunder to or for the benefit of any other Investor.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

A.M. CASTLE & CO.

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

[ENITITY NAMES TO BE UPDATED]

INVESTORS:

HIGHBRIDGE:

1992 MSF INTERNATIONAL LTD.

By: Highbridge Capital Management, LLC as Trading Management

By:
Name:
Title:

1992 TACTICAL CREDIT MASTER FUNDS, L.P.

By: Highbridge Capital Management, LLC as Trading Management

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

CORRE:

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP

By:
Name:
Title:

CORRE OPPORTUNITIES FUND, LP

By:
Name:
Title:

CORRE OPPORTUNITIES II MASTER FUND, LP

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

WHITEBOX:

HITEBOX ASYMMETRIC PARTNERS, LP

By:
Name:
Title:

WHITEBOX CREDIT PARTNERS, LP

By:
Name:
Title:

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:
Name:
Title:

WHITEBOX INSTITUTIONAL PARTNERS, LP

By:
Name:
Title:

WHITEBOX GT FUND, LP

By:
Name:
Title:

PANDORA SELECT PARTNERS, LP

By:
Name:
Title:

WHITEBOX TERM CREDIT FUND I, LP

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

WFF:

WOLVERINE FLAGSHIP FUND TRADING LIMITED

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

SGF-Related Persons:

SGF, LLC

By:
Name:
Title:

WB & CO.

By:
Name:
Title:

By:
Name:	Johnathan B. Mellin

By:
Name:	Reuben S. Donnelley

TRUSTS LISTED IN ANNEX A, B and C

By Northern Trust Company, Trustee

By:
Name:
Title:

FOUNDATIONS LISTED IN ANNEX D

By:
Name:
Title:

TRUSTS AND ENTITIES LISTED IN ANNEXES E, F and G

By FOM Corporation

By:
Name:
Title:

MICHAEL SIMPSON

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]